Supplement to the
Spartan® U.S. Equity Index Fund
Investor Class and
Fidelity Advantage Class
April 29, 2009
Prospectus

On November 18, 2009, the Board of Trustees approved an Agreement and Plan of Reorganization between Spartan U.S. Equity Index Fund and Spartan 500 Index Fund. Spartan U.S. Equity Index Fund will be renamed Spartan 500 Index Fund, the fund will begin charging an annual index fund fee (for balances under $10,000), and the fund's Investor Class initial purchase and balance minimums will be lowered from $100,000 to $10,000 immediately following the Reorganization, which is scheduled to take place on or about January 22, 2010.

Effective September 14, 2009, the following information replaces the "Minimums" table found in the "Buying Shares" section on page 14.

Minimums - Investor Class
To Open an Account	$100,000
For Fidelity Rollover IRAs	$500
For Fidelity Keogh accounts	$500
Minimum Balance	$100,000
For Fidelity Rollover IRAs	$2,000
For Fidelity Keogh accounts	$500

Effective September 14, 2009, the following information replaces the similar information found in the "Buying Shares" section on page 14.

There is no minimum account balance or initial purchase minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.

UEI-09-03 December 4, 2009
1.717991.123

Effective September 14, 2009, the following information replaces the "Minimums" table found in the "Buying Shares" section on page 14.

Minimums -Fidelity Advantage Class
To Open an Account	$100,000
Minimum Balance	$100,000

Effective September 14, 2009, the following information replaces the similar information found in the "Buying Shares" section on page 15.

There is no minimum balance or initial purchase minimum for eligible qualified wrap program accounts.

The following information replaces the similar information found in the "Selling Shares" section beginning on page 15.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.